EXHIBIT 99.1 1 INVESTOR PRESENTATION JUNE 2020

FORWARD-LOOKING STATEMENTS 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD- LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION OF THE COVID-19 PANDEMIC, THE IMPACT OF GOVERNMENTAL REGULATIONS THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO OPERATE AS AN “ESSENTIAL BUSINESS,” POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS, WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, THE POTENTIAL EFFECTS OF GOVERNMENT STIMULUS PACKAGES, THE DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 3, 2020, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

3 COVID-19 UPDATE DURING THESE UNPRECEDENTED TIMES RELATED TO THE COVID-19 PANDEMIC, WE ARE FOCUSED ON ENSURING THE HEALTH AND SAFETY OF OUR EMPLOYEES AND CUSTOMERS. FIRSTCASH ALSO REMAINS COMMITTED TO PROVIDING ESSENTIAL FINANCIAL SERVICES AND AFFORDABLE CONSUMER PRODUCTS TO OUR CUSTOMERS, ESPECIALLY DURING UNCERTAIN ECONOMIC TIMES. WE ARE DOING OUR BEST TO CONTINUE SERVING ALL OF OUR CUSTOMERS AND COMMUNITIES SAFELY, WITH AS LITTLE DISRUPTION AS POSSIBLE”— RICK WESSEL, CEO COVID-19 UPDATE: U.S. STORES –HAVE REMAINED OPEN AS AN ESSENTIAL BUSINESS – FULLY OPERATIONAL WITH ENHANCED SAFETY PROTOCOLS LATAM STORES -OVER 99% OF STORES CURRENTLY OPEN – MEXICO –FULLY OPERATIONAL WITH ENHANCED SAFETY PROTOCOLS – DURING MAY, STORES IN CERTAIN MARKETS WERE TEMPORARILY CLOSED AND ALL STORES WERE PROHIBITED FROM DOING RETAIL SALES THE LAST THREE WEEKS OF MAY – GUATEMALA –ALL STORES CURRENTLY OPEN – COLOMBIA –ALL 12 STORES, WHICH WERE CLOSED DURING APRIL AND MAY, ARE NOW OPEN – EL SALVADOR –ALL 13 STORES CLOSED SINCE APRIL, IN PROCESS OF REOPENING MOST THIS WEEK

4 SECOND QUARTER RESULTS SECOND QUARTER BUSINESS:  PAWN LOAN BALANCES DECLINED IN THE U.S. AND LATAM PRIMARILY DUE TO REDUCED LEVELS OF PERSONAL SPENDING DURING THE QUARTER – U.S. PAWN LOAN BALANCES FURTHER IMPACTED BY STIMULUS PAYMENTS, FORBEARANCE PROGRAMS AND ENHANCED UNEMPLOYMENT BENEFITS – LENDING TRENDS IN LATAM WERE SIMILAR, BUT SLIGHTLY LESS PRONOUNCED – LOAN ORIGINATION ACTIVITY, WHICH TROUGHED IN APRIL AND EARLY MAY, BEGAN TO REBOUND IN LATE MAY AND CONTINUES IN JUNE – PAWN FEE REVENUES, WHICH BENEFITED FROM STRONG REDEMPTION RATES, EXPECTED TO BE DOWN TO THE PRIOR-YEAR APPROXIMATELY 23% IN THE U.S. AND 37% IN LATAM (23% ON A CONSTANT CURRENCY BASIS) FOR THE QUARTER  STRONG RETAIL DEMAND FOR ESSENTIAL STAY-AT-HOME PRODUCTS INCLUDING ELECTRONICS, TOOLS AND SPORTING GOODS – U.S. RETAIL SALES WERE FURTHER ENHANCED BY STIMULUS PAYMENTS WHICH DROVE DEMAND ACROSS ALL CATEGORIES INCLUDING HIGHER MARGIN JEWELRY SALES – MEXICO RETAIL SALES WERE IMPACTED BY SEVERE GOVERNMENT RESTRICTIONS IN MAY BUT ARE PARTIALLY RECOVERING IN JUNE  STRONG LIQUIDITY POSITION –PAID DOWN $147 MILLION ON LINES OF CREDIT SINCE MARCH 31 – CURRENT BALANCE OF UNSECURED CREDIT LINES STANDS AT $209 MILLION WITH $315 MILLION OF AVAILABILITY 1  GUIDANCE FOR Q2 DILUTED ADJUSTED EARNINGS PER SHARE ESTIMATED TO BE IN THE RANGE OF $0.55 TO $0.60 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

5 SECOND HALF OF 2020 KEY BUSINESS DRIVERS FOR THE SECOND HALF: PAWN RECEIVABLE GROWTH – PAWN FEE REVENUE IN THE SECOND HALF WILL BE CORRELATED TO THE LEVEL OF PAWN RECEIVABLES – WHILE WE EXPECT PAWN ORIGINATIONS TO CONTINUE REBOUNDING WITH THE RE-OPENING OF THE ECONOMY, THE TIMING AND SLOPE OF RECOVERY REMAINS DIFFICULT TO PREDICT – STORE-BASED FOCUS ON PROACTIVE MARKETING TO NEW AND EXISTING CUSTOMERS MAINTAIN IMPROVED RETAIL TURN AND MARGIN METRICS – INCREASED PERCENTAGE OF DIRECT PURCHASES OF MERCHANDISE FROM CUSTOMERS HELPING TO SUPPLEMENT INVENTORY LEVELS CONTINUE ADDING DE NOVO LOCATIONS IN LATIN AMERICA – WE REMAIN ON PACE FOR 90 TO 100 NEW STORE OPENINGS IN 2020 FINANCIAL LIQUIDITY, SCALE AND OPERATING EFFICIENCIES PROVIDE EVEN GREATER COMPETITIVE ADVANTAGE OVER SMALLER, LESS CAPITALIZED OPERATORS IN THE CURRENT ENVIRONMENT

SECOND QUARTER TRENDS – U.S. 6 SAME-STORE RESULTS PAWN RECEIVABLES AND LOAN ORIGINATION ACTIVITY BY WEEK RETAIL SALES AND MARGINS 200% 45% 100% 42% 43% 41% 180% 40% 80% 160% 38% 37% 38% 35% 65.1% PY 140% +44% 30% 60% 120% PY 59.9% 25% +18% ARGIN OMPARED TO 100% M C +10% 40% 20% ETAIL ALES OMPARED TO R S 80% C 15% ETAIL R 60% 20% 10% 40% 20% 5% 0% 0% 0% 03_08 03_15 03_22 03_29 04_05 04_12 04_19 04_26 05_03 05_10 05_17 05_24 05_31 06_07 06_14 06_21 1 APRIL MAY JUNE – MTD 2020 PAWN RECEIVABLES 2020 LOAN ORIGINATIONS 2019 2020 1June – MTD presented as first 21 days of month in PY and CY

SECOND QUARTER TRENDS –MEXICO 7 SAME-STORE RESULTS PAWN RECEIVABLES AND LOAN ORIGINATION ACTIVITY BY WEEK RETAIL SALES AND MARGINS 1 1 100% 200% 42% 38% 180% 37% 35% 36% 80% 160% 36% 35% 68.7% 34% 140% 30% PY 60% PY 63.3% 120% +32% 24% ARGIN OMPARED TO 100% M C 40% +2% 18% ETAIL ALES OMPARED TO R S 80% C ETAIL 60% R 12% 20% 40% 6% 20% –68% 0% 0% 0% 03_08 03_15 03_22 03_29 04_05 04_12 04_19 04_26 05_03 05_10 05_17 05_24 05_31 06_07 06_14 06_21 2 3 APRIL MAY JUNE – MTD 2020 PAWN RECEIVABLES 2020 LOAN ORIGINATIONS 2019 2020 1Constant currency basis 2Mexico stores were prohibited from doing retail sales the last three weeks of May 3June – MTD presented as first 21 days of month in PY and CY

8 U.S. OPERATIONS – 1,052 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA WHO WE ARE LEADING INTERNATIONAL PAWN OPERATOR WITH MORE THAN 2,700 RETAIL PAWN LOCATIONS AND 20,000 EMPLOYEES IN 5 COUNTRIES 1,052 PAWN-FOCUSED BUSINESS MODEL SMALL SECURED PAWN LOANS TO UNBANKED AND CENTRAL + SOUTH AMERICA OPERATIONS – 80 STORES UNDERBANKED CONSUMERS — FULL-SERVICE LENDING AND RETAIL WITH STRONG MARGINS AND CASH FLOWS; EL SALVADOR GUATEMALA COLOMBIA RECESSION-RESISTANT BUSINESS MODEL 13 55 12 DOMESTIC GROWTH STRATEGY LATAM PROVEN MULTI-COUNTRY GROWTH STRATEGY WITH MATURE U.S. BUSINESS AND A LONG RUNWAY FOR GROWTH IN LATIN AMERICA MEXICO OPERATIONS – 1,608 STORES IN ALL 32 STATES SHAREHOLDER VALUE 1,608 STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS Store counts as of 03/31/2020

WHY INVEST IN FIRSTCASH? 9 ATTRACTIVE INDUSTRY DYNAMICS –CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS 1 –STABLE REGULATORY ENVIRONMENT –PAWN LENDING PERFORMED WELL IN PAST CONSUMER CREDIT CONTRACTION CYCLES ROBUST SHAREHOLDER RETURNS –RISING DIVIDEND 3 –SHARE REPURCHASE PROGRAM STRONG GROWTH METRICS –2,740 STORE LOCATIONS 2 –REVENUE, NET INCOME AND EPS $1.08 $275 $1.02 2,679 1,864 $3.89 $0.91 $3.81 2,473 $3.53 1,781 1,780 $3.41 $0.77 2,111 $3.00 $2.74 $114 $93 $80 STORE COUNT REVENUE EPS ADJUSTED EPS SHARES REPURCHASED ANNUAL DIVIDEND PER SHARE $ IN MILLIONS $ IN MILLIONS 2017 2018 2019 Q1-2020 2020 RUN-RATE Store counts as of 03/31/2020

FIRSTCASH TIMELINE 10 1988 – BEGAN 2015 – 2016 PERATIONS IN EXAS O T MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR Q1–2020 U.S. ROLL-UPS STORE COUNT ~ 100 STORES CONTINUED U.S. GROWTH 2,740 2018 – FIRST DE NOVO THROUGH ACQUISITIONS STORES IN COLOMBIA 1988 1999 2015 2019 2020 10 EXPANSION IN MEXICO – 1992 – IPO DE NOVO & ACQUISITIONS 1999 – FIRST STORES IN MEXICO 2018 – 2019 PRENDAMEX ACQUISITIONS – TAMAULIPAS, MEXICO 2016 – MERGER WITH OVER 500 STORES IN MEXICO OVER 800 U.S. STORES

LARGEST PAWN OPERATOR IN THE AMERICAS 11 – PAWN OPERATIONS REPRESENT 99% OF REVENUE – ALMOST $2 BILLION IN TOTAL REVENUE 1% 1% 5% 1% 55% 30% TOTAL REVENUE GROSS PROFIT $1.9 BILLION $1.0 BILLION 64% 43% 1 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES 1Consumer lending operations are expected to account for approximately one quarter of one percent, or 0.25%, of total revenues in 2020 TTM results as of 03/31/2020

PAWN LOAN PRODUCT OVERVIEW 12  PAWN LOANS ARE SMALL AND  TYPICAL PAWN TRANSACTION CYCLE AFFORDABLE WITH A SHORT DURATION – TOTAL TRANSACTION TIME LESS THAN 15 MINUTES – TYPICALLY 30 TO 60 DAY TERM CUSTOMER ENTERS STORE – AVERAGE LOAN SIZE: WITH PERSONAL ASSET U.S. $182 ~25% - 30% ~70% - 75% LATAM $67 PAWN LOAN SELLS ASSET TO COMPANY $0 $50 $100 $150 $200 (COLLATERALIZED WITH ASSET) Results as of 03/31/2020; LatAm presented as constant currency  LOANS FULLY COLLATERALIZED WITH ~25%~25% ~75% ~75% PERSONAL PROPERTY CUSTOMER DOES NOT CUSTOMER REPAYS LOAN COLLATERAL HELD IN SECURE BACKROOM OF STORE – REPAY LOAN OR FEE & PAWN SERVICE FEE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% ON SALE RETAIL SALES PAWN SERVICE FEES TYPICAL MARGIN = 35% - 40% MONTHLY YIELD = 12% - 13% OF FORFEITED COLLATERAL

PAWN COLLATERAL AND INVENTORY COMPOSITION 13 U.S. SEGMENT LATAM SEGMENT 13% 30% 69% 53% 6% 3% PAWN COLLATERAL 6% PAWN COLLATERAL 3% 2% 2% 2% 11% 15% 46% 58% 38% 10% INVENTORY INVENTORY 3% 10% 2% 4% 2% 11% 1% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Results as of 03/31/2020

PAWN REVENUE GROWTH ACROSS ECONOMIC CYCLES LEGACY FIRST CASH U.S. AND LATAM CORE GROSS PROFIT1 PER STORE 14 FINANCIAL CRISIS POST CRISIS RECOVERY CURRENT CYCLE $900 $817 $774 $804 $784 $770 $732 $732 $763 $750 $710 $705 $606 $647 $600 $450 U.S. $300 $150 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $600 $540 $542 $545 $490 $500 $456 $462 $450 $454 $421 $433 2 $379 $400 $349 M A $300 AT L $200 $100 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 PAWN FEES PER STORE RETAIL SALES GP PER STORE 1Core pawn GP from legacy U.S. and LatAm stores in operation since 2006 2CC Revenue, 2008 MXN @ 11.16 – Constant currency results are non-GAAP financial measures and are calculated by translating 2009 – 2019 amounts using the Avg. Fx rate for the year ended December 31, 2008.

PAWNSHOPS SERVE UNBANKED AND UNDERBANKED CONSUMERS 15 PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS —NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY —ONLY A VALID GOVERNMENT ISSUED ID AND COLLATERAL REQUIRED TRUE MICROFINANCE PRODUCT —SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS PAWNS ARE CUSTOMER FRIENDLY —NON-RECOURSE LOANS —NO LATE FEES —NO COLLECTIONS —NO NEGATIVE EXTERNAL CREDIT REPORTING “About 53 million U.S. adults don’t have credit scores. Another roughly 56 million have subprime scores. Some have a checkered borrowing history or high debt loads. But others, banks point out, just don’t have traditional borrowing backgrounds, often because they are new to the U.S. or pay for most expenses with cash” — The Wall Street Journal

16 ENVIRONMENTALLY FRIENDLY BUSINESS MODEL CIRCULAR ECONOMY NO SUPPLY CHAIN NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING MODERN “CIRCULAR ECONOMY” – BUY  USE  RETURN FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT RECYCLE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD With over 14 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

17 LATIN AMERICA OVERVIEW

FIRSTCASH LATAM GROWTH –REVENUE AND STORE COUNT 18 REVENUE GROWTH STORE COUNT 1,623 1,688 1,379 $803 ACQUISITIONS 862 999 828 955 672 DE NOVO OPENINGS $666 737 308 309 130 $573 795 826 607 647 690 707 $485 2015 2016 2017 2018 2019 Q1-2020 $368 $671 STORE ADDITIONS BY YEAR $557 $487 418 $417 $368 ACQUISITIONS 252 DE NOVO 220 366 OPENINGS 163 2015 2016 2017 2018 2019 179 70 50 67 TOTAL REVENUE, USD $ CC REVENUE, 2015 MXN @ 15.85 32 5 89 36 38 41 45 52 31 Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2015 2016 2017 2018 2019 Q1-2020 2018 and 2019 amounts using the average exchange rate for the year ended December 31, 2015

ALMOST 1,700 LATAM LOCATIONS IN 4 COUNTRIES 19 LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE -SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION  SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO MEXICO OPERATIONS – 1,608 STORES IN 32 STATES ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION POPULATION GDP PER CAPITA 132M US $8.9K  SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS AND INFLATION INFORMAL MARKET STRATEGIC ACQUISITIONS IN MEXICO 1,608 4.8% 54%  12 STORES OPENED IN COLOMBIA SINCE 2018. COLOMBIA IS A SIGNIFICANT MARKET WITH A POPULATION OF ALMOST 50 MILLION  22 NEW STORES OPENED IN GUATEMALA SINCE 2018. THEY CENTRAL AND SOUTH AMERICA OPERATIONS – 80 STORES MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT FIRST CASH BRANDED STORES IN THE COUNTRY GUATEMALA EL SALVADOR COLOMBIA 18M 6M 50M  LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND $4.5K $3.9K $6.3K ACQUISITION OPPORTUNITIES IN OTHER LATIN AMERICAN 55 13 12 MARKETS 2.3% 0.4% 3.2% 74% 65% 64% Store counts as of 03/31/2020; Economic data sourced from World Bank, Forbes and Federal Reserve Bank of Boston

20 PRENDAMEX ACQUISITIONS 529 ACQUIRED PRENDAMEX STORES IN 2018 AND 2019 – MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) IN HIGH TRAFFIC AREAS – FOCUSED ON JEWELRY AND SMALL ELECTRONICS SIMILAR TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS IMPROVED PERFORMANCE METRICS SINCE ACQUISITION – CONSTANT CURRENCY SAME-STORE CORE REVENUES UP 17% IN THE FIRST QUARTER OF 2020 . 21% INCREASE IN RETAIL SALES . 11% INCREASE IN PAWN FEES

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE 21 AND RAPID PAYBACK MODEL NEW STORE TYPICAL MEXICO NEW STORE RAMP 1 ($ IN USD) REVENUE INVESTMENT (USD $) $600 CAP EX $181,000 $500  OPENED FIRST STORES IN MEXICO IN 1999 -LEASEHOLD IMPROVEMENTS & $400 FIXTURES  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM -COMPUTER & SECURITY $300  PROVEN SITE SELECTION STRATEGY EQUIPMENT $200 $100 SAME SITE AFTER REDEVELOPMENT TART UP OSSES S - L $26,000 $0 -PRE-OPENING YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -FIRST SIX MONTHS OF STORE LEVEL INCOME (PRE-TAX) OPERATION $120 TOTAL STORE INVESTMENT $207,000 $90 WORKING CAPITAL (USD $) $60 FIRST YEAR FOR NEW STORE $93,000 $30 -OPERATING CASH -LOAN FUNDING $0  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT -INVENTORY  STATE OF THE ART SECURITY TECHNOLOGY -$30  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 _ON TIME AND WITHIN BUDGET 1 Peso to dollar exchange rate of 19.3

22 UNITED STATES OVERVIEW

OVER 1,000 U.S. LOCATIONS IN 24 STATES 23 AND THE DISTRICT OF COLUMBIA OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS 32 WA – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS 2 SIGNIFICANT UNDERBANKED DEMOGRAPHICS WY  27 1 OH 3DC NV 6 NE 27 29 67 29 IN 29MD ONTINUE COUTING MALL CQUISITIONS UT IL 6 VA C S S A CO 24 26 MO KY 41NC IN EXISTING MARKETS 27 18 OK TN 53 27 – HIGHLY FRAGMENTED INDUSTRY SC AZ 8 45 – OPPORTUNITY FOR CONTINUED ROLLUPS OF SMALL INDEPENDENT AL GA 417 26 OPERATORS (1 TO 20 STORES) TX LA 6 76 RECENT ACQUISITIONS BY YEAR AK FL 2019 27 2018 27 FirstCash headquarters located in Fort Worth, Texas — Store counts as of 03/31/2020 0 5 10 15 20 25 30 STORES ACQUIRED

U.S. OPERATING TRENDS (THROUGH MARCH 2020): 24 RETURN ON EARNING ASSETS $1,000 NET REVENUE (GROSS PROFIT) FROM PAWN 156% 148% 160.0% SCRAP GP 138% OPERATIONS CONTINUES TO INCREASE: $750 122% 120.0% RETAIL GP –EXCLUDING CONSUMER LENDING AND WHOLESALE SCRAP SALES, $500 PAWN FEES Q1-2020 GROSS PROFIT FROM CORE PAWN OPERATIONS INCREASED 80.0% 4% COMPARED TO PRIOR-YEAR GP RETURN ON $250 40.0% EARNING ASSETS –GROWTH PRIMARILY A RESULT OF IMPROVEMENTS IN RETAIL SALES MARGINS AND PAWN YIELDS $0 0.0% 2017 2018 2019 TTM Q1-2020 RETAIL MARGIN IMPROVEMENTS: – Q1-2020 MARGIN OF 39% COMPARED TO 37% IN THE PRIOR-YEAR RETAIL MARGIN BY QUARTER 40% PERIOD DRIVEN BY CONTINUED OPERATING IMPROVEMENTS IN THE 39.0% CASH AMERICA STORES 38% 38.6% 38.3% –COUPLED WITH THE 5% INCREASE IN TOP-LINE RETAIL SALES, TOTAL 36.8% 38.0% ARGIN 37.3% 37.0% M 36.8% GROSS PROFIT FROM RETAIL OPERATIONS INCREASED 11% FOR THE 36% 35.2% ETAIL QUARTER R 34% 32% Q1 Q2 Q3 Q4-2018 Q1 Q2 Q3 Q4-2019 Q1 QTD RETAIL MARGIN See appendix for reconciliation to segment pre-tax operating income.

STABLE REGULATORY CLIMATE FOR PAWN 25 PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS — STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011

WIND-DOWN OF NON-CORE CONSUMER LENDING PRODUCTS AND STORES 26 PRO FORMA INCLUDING CASH AMERICA CONSUMER LOAN REVENUE CONSUMER LOAN LOCATIONS $140 10% 600 531 $118 9% $120 500 8% 82 448 434 $100 $93 7% 64 400 114 63 7% $77 6% $80 113 5% 300 113 279 $60 5% $56 8 4% 4% 200 113 $40 3% 335 3% 2% 271 258 $20 100 $20 158 47 $0 1% 6 $0 1% 0% 0% 0 41 2015 2016 2017 2018 2019 Q1-2020 2015 2016 2017 2018 2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY

27 FINANCIAL HIGHLIGHTS

REVENUE AND EARNINGS GROWTH 28 ($ IN MILLIONS) REVENUE PROFITABILITY $1,864 $1,863 $1,780 $1,781 $168 $304 $20 $11 $165 $158 $284 $77 $56 $153 $273 $144 $131 $1,088 $180 $44 $1,844 $1,852 $85 $1,703 $1,725 $60 $1,045 2016 2017 2018 2019 TTM NET INCOME ADJUSTED NET INCOME1ADJUSTED EBITDA 1 Q1-2020 PAWN REVENUE CONSUMER LENDING REVENUE 2016 2017 2018 2019 RETAIL SALES SCRAP SALES CONSUMER LOAN FEES PAWN LOAN FEES 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

EARNINGS PER SHARE 29 $4.50 $4.00 $3.81 $3.89 $3.53 $3.50 $3.41 $3.00 $3.00 $2.74 $2.50 $2.44 $2.00 $1.72 $1.50 $1.00 $0.50 $0.00 2016 2017 2018 2019 EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

DIVIDEND GROWTH 30 ANNUALIZED DIVIDEND INCREASED 8% TO $1.20 $1.08 PER SHARE BEGINNING Q4-2019 $1.08 IDENTIFIES DIVIDEND INCREASE $1.02 $1.00 $0.91 $0.27 $0.27 $0.80 $0.77 $0.25 $0.20 $0.27 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.27 $0.25 $0.125 $0.22 $0.19 $0.20 $0.125 $0.25 $0.27 $0.19 $0.22 $0.125 $0.00 2016 2017 2018 2019 2020 RUN RATE QTR 1 QTR 2 QTR 3 QTR 4

SHARE REPURCHASES 31 SINCE MERGER REPRESENTS 15% OF SHARE COUNT AT MERGER $300 7.2 8.0 $275 MILLION SHARES 7.0 $250 6.3 MILLION SHARES 6.0 ) ) $200 ILLIONS M ( ILLIONS 5.0 5.0 M ( MILLION SHARES OUNT C $150 4.0 EPURCHASES R EPURCHASE $114 R HARE 3.0 S $100 $93 $80 UMULATIVE 2.0 C 1.6 $50 MILLION SHARES 1.0 $0 0.0 2017 2018 2019 Q1-2020 SHARES REPURCHASED –CUMULATIVE COUNT SHARES REPURCHASED -$

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND 32 SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE CAPITAL ALLOCATION POST MERGER ACTIVITY OUTSTANDING DEBT 10/01/2016 TO 03/31/2020 AT MERGER – 09/30/2016 TO 03/31/2020 $1,200 $1,121 LINE OF CREDIT 2021 SR. NOTES 2024 SR. NOTES MEXICO LOC $124 $700 $656 5.0 $1,000 CAP EX 4.5 $600 $26 $175 $560 4.0 $800 ACQUISITIONS $118 $500 3.4X 3.5 $330 3.0 $142 $400 NET DEBT TO $600 REAL ESTATE $360 ADJ. EBITDA1 2.5 $300 2.0 $400 DIVIDENDS 1.9X $200 1.5 $562 1.0 $200 SHARE REPURCHASES $300 $100 $200 0.5 $0 $0 0.0 10/01/2016 TO 03/31/2020 AT MERGER – 09/30/2016 03/31/2020 1Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 04/22/2020 press release for a calculation of the Net Debt Ratio.

$1.9 BILLION IN GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS 33 THE LAST 10 YEARS (SINCE 2009) ($ IN MILLIONS) CUMULATIVE TOTAL $1.9 BILLION $2,000 STOCK REPURCHASES & DIVIDENDS: ACQUISITIONS: - 12,456,087 SPLIT-ADJUSTED SHARES REPURCHASED - 215 STORES ACQUIRED IN U.S. $1,800 - $153 MILLION IN CUMULATIVE DIVIDENDS PAID - 865 STORES ACQUIRED IN LATIN AMERICA $1,600 CAPITAL EXPENDITURES: $1,400 - INCLUDES 672 DE NOVO STORE OPENINGS $954 $1,200 $1,000 $800 $558 $600 $400 $200 $424 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1-2020 As of 12/31/2019 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT

34 INVESTMENT RECAP PAWN-FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RECESSION-RESISTANT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW – LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS

35 APPENDIX

NON-GAAP FINANCIAL INFORMATION 36 THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS AND BECAUSE THE COMPANY DOES NOT CONSIDER THESE MERGER AND OTHER ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES WHICH RESULTS IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS DUE TO THE ADOPTION OF ASC 842 ON JANUARY 1, 2019

RECONCILIATION OF NET INCOME TO ADJUSTED 37 NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) YEAR ENDED DECEMBER 31, 2017 2018 2019 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $143,892 $3.00 $153,206 $3.41 $164,618 $3.81 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES 5,710 0.12 5,412 0.12 1,276 0.03 OHIO CONSUMER LENDING WIND-DOWN COSTS AND ASSET - - 1,166 0.03 2,659 0.06 IMPAIRMENTS NET TAX BENEFIT FROM TAX ACT (27,269) (0.57) (1,494) (0.03) - - NON-CASH FOREIGN CURRENCY GAIN RELATED TO LEASE LIABILITY - - - - (653) (0.01) LOSS ON EXTINGUISHMENT OF DEBT 8,892 0.19 - - - - ADJUSTED NET INCOME $131,225 $2.74 $158,290 $3.53 $167,900 $3.89 A reconciliation of net income and earnings per share to adjusted net income and adjusted earnings per share for the year ended December 31, 2016 can be found in the Company’s 10-K filed with the SEC on March 1, 2017

38 RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES ($ IN THOUSANDS) TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW YEAR ENDED DECEMBER 31, TTM ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM 2017 2018 2019 Q1-2020 2017 2018 2019 Q1-2020 NET INCOME $143,892 $153,206 $164,618 $154,881 CASH FLOW FROM OPERATING ACTIVITIES $220,357 $243,429 $231,596 $237,284 INCOME TAXES 28,420 52,103 59,993 56,604 CASH FLOW FROM INVESTING ACTIVITIES: DEPRECIATION AND AMORTIZATION 55,233 42,961 41,904 42,704 LOAN RECEIVABLES, NET OF CASH REPAYMENTS 40,735 10,125 34,406 44,469 INTEREST EXPENSE 24,035 29,173 34,035 34,083 PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND (25,971) (35,677) (44,311) (45,234) INTEREST INCOME (1,597) (2,444) (1,055) (1,036) IMPROVEMENTS EBITDA 249,983 274,999 299,495 287,236 FREE CASH FLOW 235,121 217,877 221,691 236,519 ADJUSTMENTS: MERGER AND OTHER ACQUISITION 6,659 7,072 1,276 1,222 EXPENSES PAID, NET OF TAX BENEFIT MERGER AND OTHER ACQUISITION 9,062 7,643 1,766 1,685 EXPENSES ADJUSTED FREE CASH FLOW $241,780 $224,949 $222,967 $237,741 NON-CASH FOREIGN CURRENCY GAIN - - (933) 3,791 RELATED TO LEASE LIABILITY NON-CASH WRITE-OFF OF CERTAIN - - - 3,630 MERGER RELATED LEASE INTANGIBLES RECONCILIATION OF PROJECTED DILUTED EARNINGS PER SHARE TO NON-CASH IMPAIRMENT OF CERTAIN ROJECTED DJUSTED ILUTED ARNINGS PER HARE - - - 1,900 P A D E S OTHER ASSETS Q2 2020 DILUTED EARNINGS PER SHARE RANGE OHIO CONSUMER LENDING WIND-DOWN - 1,514 3,454 3,454 COSTS AND ASSET IMPAIRMENTS LOW HIGH LOSS ON EXTINGUISHMENT OF DEBT 14,114 - - - PROJECTED DILUTED EARNINGS PER SHARE (GAAP) $0.57 $0.62 ADJUSTED EBITDA $273,159 $284,156 $303,782 $301,696 PROJECTED ADJUSTMENTS TO DILUTED EARNINGS PER SHARE1 ($0.02) ($0.02) A reconciliation of net income to EBITDA and adjusted EBITDA for the year ended December 31, 2016 can be found in PROJECTED ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP) $0.55 $0.60 the Company’s 10-K filed with the SEC on March 1, 2017 1Projected adjustments include projected merger and other acquisition expenses, a non-cash foreign currency gain related to lease liability (based on current exchange rates) and a non-cash write-off of certain merger related lease intangibles

CONSTANT CURRENCY 39 CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS RELEASE ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. SEE THE LATIN AMERICA OPERATIONS SEGMENT TABLES ELSEWHERE IN THIS RELEASE FOR AN ADDITIONAL RECONCILIATION OF CERTAIN CONSTANT CURRENCY AMOUNTS TO AS REPORTED GAAP AMOUNTS.

40 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998